Exhibit 23(j)
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the reference to us under the heading “Independent Registered Public Accounting Firm” in this Registration Statement on Form N-1A of Nationwide Variable Insurance Trust.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 24, 2008